                            --SCHEDULE 14A TEMPLATE--
===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 The Torray Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                THE TORRAY FUND
                       7501 Wisconsin Avenue, Suite 1100
                         Bethesda, Maryland 20814-6523

                                March 29, 2002

Dear Shareholder:

   I am writing to inform you of the upcoming special meeting of the shareholders of each of the two mutual funds which comprise The Torray Fund (the "Trust") and which are advised by The Torray Corporation: The Torray Fund and The Torray Institutional Fund. The meeting is being called in order to consider the proposed election of each of the five current Trustees of the Trust and to elect five new Trustees to the Board of the Trust.

   PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

   If you have any questions regarding this matter or need assistance in completing your proxy card, please contact us at (800) 443-3036.

                                          Sincerely,

                                          /s/ William M Lane
                                          William M Lane
                                          President and Chairman of the Board

                                THE TORRAY FUND
                                The Torray Fund
                         The Torray Institutional Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Torray Fund:

   Notice is hereby given that a Special Meeting of Shareholders of The Torray Fund (the "Trust") will be held May 22, 2002, at 1:30 P.M. Eastern Time (the "Meeting"), at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814, for the purpose of considering and acting on the following matters:

                      To elect ten Trustees of the Trust.

   The close of business on March 4, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Trustees

                                          /s/ William M Lane
                                          WILLIAM M LANE,
                                          Secretary

March 29, 2002

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

   In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

   In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:


              To vote by Telephone:     To vote by Internet:
              ---------------------------------------------------
              1) Read the Proxy         1) Read the Proxy
                 Statement and have        Statement and have
                 your Proxy card at        your Proxy card at
                 hand.                     hand.
              ---------------------------------------------------

              2) Call the 1-800 number  2) Go to the website,
                 that appears on your      www.proxyvote.com
                 Proxy card.
              ---------------------------------------------------

              3) Enter the 12-digit     3) Enter the 12-digit
                 control number set        control number set
                 forth on the Proxy        forth on the Proxy
                 card and follow the       card and follow the
                 simple instructions.      simple instructions.

                                THE TORRAY FUND
                       7501 Wisconsin Avenue, Suite 1100
                         Bethesda, Maryland 20814-6523

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Torray Fund, a Massachusetts business trust (the "Trust") comprised of two series, The Torray Fund and The Torray Institutional Fund (each a "Fund"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on May 22, 2002. All persons who are shareholders of one or both of the Funds as of March 4, 2002, (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is March 29, 2002.

   Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of each candidate. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

   The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

   The Trust will furnish, without charge, a copy of the Trust's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 443-3036. The annual report will be mailed to you by first-class mail within three business days of your request.

                                   PROPOSAL

                             ELECTION OF TRUSTEES

   You are being asked to use the enclosed proxy to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Five of the nominees, Messrs. Lane, Ellis, Moltz, Schotland and Shaner, presently are Trustees of the Trust. Ms. Nunley and Ms. Kavanagh and Messrs. Eby, MacCartee, and Torray are being nominated to the Board for their initial term. If all the nominees to the Trust's Board are elected at the Meeting, the Board's membership will increase from five to ten members. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

   Trustees receiving a plurality vote shall be elected.

                                                YEAR OF
                                              ELECTION OR              PRINCIPAL OCCUPATION
NAME, AGE AND POSITION WITH THE TRUST         APPOINTMENT           DURING THE PAST FIVE YEARS
-------------------------------------         ----------- -----------------------------------------------
Douglas C. Eby*..............................     N/A     President, Robert E. Torray & Co., Inc.; Vice
  Age: 42                                                 President and Treasurer, The Torray
  Trustee Nominee                                         Corporation, Bethesda, Maryland; and Director,
  Vice President and Treasurer of the Trust               Markel Corporation, Richmond, Virginia

Carl C. MacCartee, Jr., M.D..................     N/A     Medical Doctor, MacCartee, Haas, Grossman,
  Age: 60                                                 Connell & Shaffer, M.D., P.A., Chevy Chase,
  Trustee Nominee                                         Maryland (orthopedic surgery)

Charlene R. Nunley...........................     N/A     President, Montgomery College, Rockville,
  Age: 51                                                 Maryland
  Trustee Nominee

Robert E. Torray*............................     N/A     Chairman, Robert E. Torray & Co. Inc. and
  Age: 64                                                 President, The Torray Corporation, Bethesda,
  Trustee Nominee                                         Maryland and Director, CarrAmerica Realty
                                                          Corporation

Patricia Kavanagh, M.D.......................     N/A     Medical Doctor; Currently resident at the
  Age: 52                                                 Neurological Institute at Columbia-Presbyterian
  Trustee Nominee                                         Medical Center, New York, New York;
                                                          Director, Grant's Financial Publishing
                                                          Corporation, publisher of Grant's Interest Rate
                                                          Observer

William M Lane*..............................    1990     Vice President, Secretary and Treasurer, Robert
  Age: 51                                                 E. Torray & Co., Inc.; Vice President and
  Chairman of the Board, President and                    Secretary, The Torray Corporation, Bethesda,
  Secretary of the Trust                                  Maryland

Bruce C. Ellis...............................    1993     Private investor; Director, Shepards Foundation
  Age: 57                                                 (charity); Director, Rushmore Funds and
  Trustee                                                 Rushmore/Capiello Funds, Bethesda, Maryland

Robert P. Moltz..............................    1990     President and Chief Executive Officer, Weaver
  Age: 54                                                 Bros. Insurance Associates, Inc., Bethesda,
  Trustee                                                 Maryland; and Consulting Director, Riggs
                                                          National Corporation, Washington, D.C.

                                        YEAR OF
                                      ELECTION OR             PRINCIPAL OCCUPATION
NAME, AGE AND POSITION WITH THE TRUST APPOINTMENT          DURING THE PAST FIVE YEARS
------------------------------------- ----------- ---------------------------------------------

          Roy A. Schotland...........    1990     Professor of Law, Georgetown University Law
            Age: 68                               Center, Washington, D.C.; Director, Custodial
            Trustee                               Trust Company

          Wayne H. Shaner............    1993     Vice President, Investments, Lockheed Martin
            Age: 54                               Corporation and Lockheed Martin Investment
            Trustee                               Management Company, Bethesda, Maryland;
                                                  Member, Investment Committee, Maryland
                                                  State Retirement System

--------
* Messrs. Eby, Lane, and Torray, by virtue of their employment with The Torray Corporation, the Trust's investment adviser, are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

   During the fiscal year ended December 31, 2001, the Trustees held three meetings. All incumbent Trustees of the Trust attended at least 75% of the meetings. The Trust currently does not have a nominating, audit or compensation committee.

   The following table sets forth information regarding all compensation paid by the Trust to its current Trustees who are nominees for re-election for their services as trustees during the fiscal year ended December 31, 2001. The Trust has no pension or retirement plans.

                              COMPENSATION TABLE

                                                     TOTAL
                                    AGGREGATE    COMPENSATION
                                   COMPENSATION    FROM THE
                 TRUSTEE          FROM THE TRUST FUND COMPLEX*
                 -------          -------------- -------------
                 William M Lane**    $     0        $     0
                 Bruce C. Ellis..    $13,000        $13,000
                 Robert P. Moltz.    $13,000        $13,000
                 Roy A. Schotland    $13,000        $13,000
                 Wayne H. Shaner.    $13,000        $13,000

--------
* The Fund Complex consists only of the two separate series in the Trust. ** Mr. Lane is considered to be an "interested person" of the Trust and therefore is not compensated for his services as Trustee.

                              EXECUTIVE OFFICERS

   The following table sets forth certain information with respect to the executive officers of the Trust:

                                                YEAR OF
NAME, AGE AND POSITION WITH THE TRUST         APPOINTMENT              PRINCIPAL OCCUPATION
-------------------------------------         ----------- -----------------------------------------------
William M Lane...............................    1990     Vice President, Secretary and Treasurer, Robert
  Age: 51                                                 E . Torray & Co., Inc.; Vice President and
  President and Secretary of the Trust                    Secretary, The Torray Corporation; Secretary
                                                          and Treasurer, Birmingham Capital
                                                          Management Co., Inc.

Douglas C. Eby...............................    1993     Vice President and Treasurer of the Trust;
  Age: 42                                                 President, Robert E. Torray & Co., Inc.; and
  Vice President and Treasurer of the Trust               Vice President and Treasurer, The Torray
                                                          Corporation

   The President, Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Trust receive compensation from the Trust.

   THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                    FURTHER INFORMATION REGARDING THE TRUST

   The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

                                                   SHARES
                  FUND                           OUTSTANDING
                  ----                          --------------
                  The Torray Fund.............. 43,543,373.643
                  The Torray Institutional Fund     515,338.74

   Each whole Share of a Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

   The following tables set forth certain information as of March 4, 2002 for each of the Funds with respect to (i) each person or group known by the Trust to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities and (ii) each Trustee, nominee and officer of the Trust who beneficially owns any Fund's outstanding voting securities, including the ownership of all the Trustees, nominees, and officers as a group:

                                            AMOUNT AND NATURE OF RECORD OR        PERCENT
                                                 BENEFICIAL OWNERSHIP               OF
                                      -------------------------------------------  CLASS
NAME OF BENEFICIAL OWNER               Sole Power    Shared Power    Aggregate
------------------------              ------------- -------------- -------------- -------
The Torray Fund
 Charles Schwab & Co., Inc...........       0       12,768,280.813 12,768,280.813  29.32%
   FBO Schwab Customers
   101 Montgomery Street
   San Francisco, CA 94104
 National Financial Services, Corp...       0         4,906,135.04   4,906,135.04  11.26%
   200 Liberty Street 5th Floor
   New York, NY 10281
 Douglas C. Eby......................    40,120.299       0            40,120.299   0.09%
 William M Lane......................    66,927.676       0            66,927.676   0.15%
 Bruce C. Ellis......................   147,231.442       0           147,231.442   0.33%
 Robert P. Moltz.....................    17,289.742       0            17,289.742   0.04%
 Roy A. Schotland....................     8,533.745       0             8,533.745   0.02%
 Robert E. Torray.................... 1,008,177.111      2,711.830  1,010,888.941   2.31%
 Trustees, nominees and officers as a
   group............................. 1,288,280.015      2,711.830  1,290,991.845   2.95%

                                            AMOUNT AND NATURE OF RECORD OR    PERCENT
                                                 BENEFICIAL OWNERSHIP           OF
                                         ------------------------------------  CLASS
NAME OF BENEFICIAL OWNER                 Sole Power  Shared Power  Aggregate
------------------------                 ----------- ------------ ----------- -------
The Torray Institutional Fund
   Wayne T. Day.........................  51,363.888      0            0       9.97%
     515 Dover Road Suite 2100
     Rockville, MD 20850
   Metal Trades Local 638...............  68,297.031      0            0       13.25%
     5 Penn Plaza 19/th/ Floor
     New York, NY 10001-1887
   Plumbers & Steamfitters Local 21
     Welfare Fund.......................
     16 Lockwood Avenue
     Yonkers, NY 10701-5504               38,987.538      0            0       7.57%
   Greater Worcester Community
     Foundation.........................
     44 Front Street Suite 530
     Worcester, MA 01608                 147,358.589      0            0       28.59%
   Trustees of Clark University.........  67,477.789      0            0       13.09%
     950 Main Street
     Worcester, MA 01610
   St. Patrick's Church.................  30,786.539      0            0       5.97%
     9401 Biscayne Blvd
     Miami Shores, FL 33138-2970
   William M Lane.......................  10,215.439      0        10,215.439   1.98%
   Robert E. Torray..................... 100,851.923      0       100,851.923  19.57%
   Trustees, nominees and officers as a
     group.............................. 111,067,362      0       111,067,362  21.55%

Investment Adviser & Distributor

   The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814, serves as investment adviser to The Torray Fund and The Torray Institutional Fund. Robert E. Torray, who is a nominee for election as a Trustee, owns 59% of The Torray Corporation.

   The Trust serves as distributor of shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to its shares.

Independent Public Accountants

   Briggs Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103, currently serves as independent public accountants for the Trust. Neither Briggs Bunting & Dougherty, LLP nor any of its members have any material, direct or indirect, financial interest in the Trust, and they have confirmed to the Trust that they are independent accountants with respect to each Fund. Representatives of Briggs Bunting & Dougherty, LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises. The fees paid to Briggs Bunting & Dougherty, LLP for the Trust's most recent fiscal year are detailed below.

   Audit Fees. For the fiscal year ended December 31, 2001, the approximate fee for professional services rendered for the audit of annual financial statements for each Fund is shown in the table below.

                     The Torray Fund.............. $28,000
                     The Torray Institutional Fund $11,000

   Financial Information Systems Design and Implementation Fees. For the fiscal year ended December 31, 2001, Briggs Bunting & Dougherty, LLP rendered no services for the design or implementation of any financial information system for the Trust or The Torray Corporation, the Trust's investment adviser.

   All Other Fees. For the fiscal year ended December 31, 2001, Briggs Bunting & Dougherty, LLP was also paid approximately $10,700 for tax-related services rendered to the Trust and its investment adviser.

                            ADDITIONAL INFORMATION

   With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) 40% of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the Proposal, for which the required vote is a plurality of the votes cast. The Trust will bear all costs associated with the solicitation of proxies from the Trust's Shareholders.

   Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.

                                          By Order of the Trustees

                                          /s/ Bill Lane
                                          WILLIAM M LANE,
                                          Secretary

March 29, 2002

                                      PROXY

                                 THE TORRAY FUND
                                 The Torray Fund
                          The Torray Institutional Fund

                         SPECIAL MEETING OF SHAREHOLDERS

                                  May 22, 2002

         The undersigned hereby appoints William M Lane and/or Douglas C. Eby or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of The Torray Fund (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Trust to be held at 1:30 p.m., Eastern Time, on May 22, 2002, at the Hyatt Regency Hotel, One Bethesda Metro Center, Wisconsin Avenue at Old Georgetown Road, Bethesda, Maryland 20814, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.The Board of Trustees recommends that you vote FOR each of the Nominees:
                                     ---

--------------------------------------------------------------------------------
Proposal:                                                           WITHHOLD
--------
To elect the Trustees.                                   FOR        AUTHORITY
--------------------------------------------------------------------------------

To vote for ALL Nominees check this box:                 [ ]           [ ]

To withhold your vote for a particular Nominee(s),
   --------
mark the boxes below:

     (1)  Douglas C. Eby                                               [ ]
     (2)  Carl C. MacCartee, Jr.                                       [ ]
     (3)  Charlene R. Nunley                                           [ ]
     (4)  Robert E. Torray                                             [ ]
     (5)  Patricia Kavanagh                                            [ ]
     (6)  Bruce C. Ellis                                               [ ]
     (7)  William M. Lane                                              [ ]
     (8)  Robert P. Moltz                                              [ ]
     (9)  Roy A. Schotland                                             [ ]
     (10) Wayne H. Shaner                                              [ ]
--------------------------------------------------------------------------------

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.
              ---

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                  Dated
                                       ----------------------



                                  ---------------------------------------------
                                  Name of Shareholder(s) -- Please print or type



                                  ---------------------------------------------
                                  Signature(s) of Shareholder(s)



                                  ---------------------------------------------
                                  Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

         PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.